UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2021 (October 21, 2021)

Enterprise 4.0 Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40918	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd

Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ENTFU	The Nasdaq Stock Market LLC
Class A Ordinary Share, par value $0.0001 per share	ENTF	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ENTFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 21, 2021, Enterprise 4.0 Technology Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”), including 3,900,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

On October 21, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 700,000 Units (the “Private Placement Units”). 600,000 of the Private Placement Units were sold to ENT4.0 Technology Sponsor LLC (the “Sponsor”), 60,000 Private Placement Units were sold to Cantor Fitzgerald & Co., and 40,000 were sold to Mizuho Securities USA LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,000,000.

On October 21, 2021, simultaneously with the consummation of the IPO, the Sponsor loaned $6,220,000 (the “Sponsor Note”) to the Company at no interest and will be repaid or converted into Units (the “Sponsor Loan Units”) at a conversion price of $10.00 per Sponsor Loan Unit, at the Sponsor’s discretion and at any time until the consummation of the Company’s initial business combination.

A total of $306,000,000, comprised of $294,739,214.44 of the proceeds from the IPO (which amount includes $11,280,000 of the underwriter’s deferred discount), $7,000,000 of the proceeds of the sale of the Private Placement Units and $4,260,785.56 of the proceeds from a loan by the Sponsor under the Sponsor Note, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 21, 2021 reflecting receipt of the proceeds upon consummation of the IPO, the Private Placement and the Sponsor Loan has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 21, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enterprise 4.0 Technology Acquisition Corp.

	By:	/s/ Eric Benhamou
Name: Eric Benhamou
Title: Chief Executive Officer

Dated: October 27, 2021

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